Exhibit 10.10

BANCFIRST CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

2011 AMENDMENT NUMBER ONE

ARTICLE I.

PURPOSE AND EFFECTIVE DATE

1.1 Purpose and Explanation of Amendment. BancFirst Corporation (“BancFirst”) is the Sponsor of the BancFirst Corporation Employee Stock Ownership Plan (the “ESOP”). BancFirst intends to amend the ESOP to provide for eligibility of employees of Okemah National Bank (collectively “Okemah”).

1.2 Effective date of Amendment. This Amendment is effective as indicated herein for the respective provisions.

1.3 Superseding of inconsistent provisions. This Amendment supersedes the provisions of the ESOP to the extent those provisions are inconsistent with the provisions of this Amendment.

1.4 Construction. Except as otherwise specifically provided in this Amendment, any reference to “Article” or “Section” in this Amendment refers only to Articles and Sections within this Amendment, and is not a reference to the ESOP.

ARTICLE II.

ELIGIBILITY OF EMPLOYEES

2.1 Effective date. The provisions of this Article II shall be effective as of October 1, 2011.

2.2 Participation. Okemah shall be permitted to be a participating employer in the ESOP effective as of October 21, 2011.

2.3 Eligibility and Vesting Service Credit for Employees of Okemah. With respect to persons who are employed by Okemah as of October 20, 2011, and continue such employment after such date, subject to the ESOP’s break in service provisions, employment service with Okemah shall be counted as employment service under the ESOP for purposes of determining eligibility to participate and vesting.

2.4 Compensation. For purposes of allocating all Employer Contributions under the ESOP, the Compensation of participants who become eligible to participate in the ESOP pursuant to Section 2.3 above shall only include Compensation paid on or after October 21, 2011.

This amendment has been executed this 27th day of October, 2011.

BANCFIRST CORPORATION

By:	/s/ Joe T. Shockley, Jr.
Name:	Joe T. Shockley, Jr
Title:	EVP, CFO & Secretary
EMPLOYER